                                                   -----------------------------
                                                           OMB APPROVAL
                                                   -----------------------------
                                                   OMB Number:      3235-0060
                                                   Expires:      May 31, 2003
                                                   Estimated average burden
                                                   hours per response....1.25
                                                   -----------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       September 25, 2002
                                                   -----------------------------

                               Register.com, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                  0-29739                   11-3239091
--------------------------------------------------------------------------------
   (State or other jurisdiction      (Commission               (IRS Employer
         of incorporation)           File Number)           Identification No.)

         575 8th Avenue, 11th Floor, New York, New York              10018
--------------------------------------------------------------------------------
           (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code        (212) 798-9100
                                                      --------------------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

On September 25, 2002, our President and Chief Executive Officer, Richard D. Forman, notified us that he has terminated his Rule 10b5-1 selling plan effective September 27, 2002. As reported in our Current Report on Form 8-K that was filed with the Securities and Exchange Commission on June 15, 2001, Mr. Forman's selling plan was originally established in May 2001 and sales under the selling plan began in September 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               REGISTER.COM, INC.
                                     -------------------------------------------
                                                  (Registrant)

    September 25, 2002                          /s/ Jack S. Levy
--------------------------------     -------------------------------------------
           Date                          Jack S. Levy, Vice President,
                                         General Counsel and Secretary